                             FORMULA FOOTWEAR, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                             FORMULA FOOTWEAR, INC.
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION




   The following unaudited pro forma consolidated balance sheets as of December 31, 2003 and March 31, 2004 and the unaudited pro forma consolidated statements of operations for the twelve months ended December 31, 2003 and the three months ended March 31, 2004 are based on the historical financial statements of Formula Footwear, Inc. ("Formula") and VSUS Technologies Incorporated ("VSUS") after giving effect to the merger of VSUS into a subsidiary of Formula formed exclusively for the merger. The result of the combination will have VSUS as the continuing operating entity in a reverse merger transaction. See notes to pro forma financial statements for a detailed description of the events as a result of this reverse merger.

   The unaudited pro forma consolidated financial statements should be read with the accompanying unaudited pro forma footnotes as well as the historical financial statements and accompanying notes of VSUS included in this form 8-K as well as the historical financial statements and accompanying footnotes of Formula as filed with the Securities & Exchange Commission. The unaudited pro forma consolidated financial statements are not intended to represent or be indicative of the consolidated results of operations or financial condition that would have been reported had the merger been completed as of the dates presented and should not be taken as representative of future consolidated results of operations and financial condition of the merged entity.

                             FORMULA FOOTWEAR, INC.
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION




UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
AS OF DECEMBER 31, 2003
IN THOUSANDS OF U.S DOLLARS


                                                                                         PRO FORMA
                                                     FORMULA                            ADJUSTMENTS
                                              FOOTWEAR, INC.           VSUS         INCREASE (DECREASE)     NOTES       PRO FORMA
                                              --------------         --------       -------------------     -----       ---------
ASSETS
CURRENT ASSETS
 Cash and cash equivalents                               -              661             (100)                D              561
 Other receivables and prepaid expenses                  -               36                -                                 36
                                               -------------         --------       -------------------                 ---------
      Total current assets                               -              697             (100)                               597
                                               -------------         --------       -------------------                 ---------

NON-CURRENT ASSETS                                       -               28                -                                 28

FIXED ASSETS, NET                                        -               27                                                  27
                                               -------------         --------       -------------------                 ---------
  Total assets                                           -              752             (100)                               652
                                               =============         ========       ===================                 =========

LIABILITIES AND SHAREHOLDERS'
 EQUITY
CURRENT LIABILITIES

 Accounts payable                                        -              105              236                 D              341
 Other payables                                          3              289              100                 D              392
 Loan                                                   21              900              (21)                D              900
                                               -------------         --------       -------------------                 ---------
       Total current liabilities                        24            1,294              315                              1,633
                                               -------------         --------       -------------------                 ---------

LONG-TERM LIABILITIES                                    -              172                -                                172
                                               -------------         --------       -------------------                 ---------

SHAREHOLDERS' EQUITY (DEFICIT):
Share capital                                            2              118               12                 A
                                                                                        (120)                A               12
Additional paid-in capital                             354            1,534             (354)                B
                                                                                         120                 A
                                                                                         250                 D
                                                                                         (38)                C            1,866

Deferred stock based compensation                        -             (303)                                               (303)
Deficit   accumulated  prior  to  development
stage                                                                                    352                                  -
                                                      (352)                                                  B
Accumulated deficit                                    (28)          (2,063)              28                 B
                                               -------------         --------       -------------------                 ---------
                                                                                        (665)                D           (2,728)
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                   (24)            (714)            (415)                            (1,153)
                                               -------------         --------       -------------------                 ---------

 Total liabilities and shareholders' equity              -              752             (100)                               652
                                               =============         ========       ===================                 =========


                             FORMULA FOOTWEAR, INC.
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION





UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003
IN THOUSANDS OF U.S DOLLARS

                                                                                           PRO FORMA
                                                       FORMULA                            ADJUSTMENTS
                                                FOOTWEAR, INC.             VSUS       INCREASE (DECREASE)    NOTES      PRO FORMA
                                                --------------             ----       -------------------    -----      ---------

Revenues                                                    -               139                -                            139
Cost of revenues                                            -                57                -                             57
                                                 -------------             ----       -------------------               ---------
GROSS PROFIT                                                -                82                -                             82

Research and development Expenses                           -               165                -                            165
Selling and marketing                                       -               196                -                            196
General and administrative                                  4               900                -                            904
Merger Expenses                                             -               190              665               D            855
                                                 -------------             ----       -------------------               ---------
OPERATING LOSS                                              4             1,369              665                          2,038


Financial expense, net                                      1                42                -                             43
                                                 -------------             ----       -------------------               ---------
NET LOSS FOR THE PERIOD                                     5             1,411              665                          2,081
Loss per ordinary share
 Basic and diluted                                      (0.00)                                                            (0.18)
                                                        =====                                                             =====


                             FORMULA FOOTWEAR, INC.
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION




NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS AS OF DECEMBER 31, 2003

The pro forma Balance sheet assumes the transaction occurred as of December 31, 2003 and the pro forma Statement of Operations assumes the transaction occurred as of January 1, 2003. The pro forma adjustments reflecting this transaction are described below:

The acquisition of VSUS by Formula effected a change in control and was accounted for as a reverse acquisition whereby VSUS is the accounting acquirer for financial statements purposes.


A.     Issuance of common stock of Formula.

B. To eliminate the additional paid-in-capital and the accumulated deficit of Formula.

C. Deduction from Additional paid-in-capital resulting from the reverse merger acquisition.

D.     Merger expenses consist of:
         $429,000 payment to former shareholder (includes 250,000 stock-based compensation) $236,000 additional professional fees.

                             FORMULA FOOTWEAR, INC.
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
AS OF MARCH 31, 2004
IN THOUSANDS OF U.S DOLLARS
                                                                                         PRO FORMA
                                                     FORMULA                            ADJUSTMENTS
                                              FOOTWEAR, INC.             VSUS       INCREASE (DECREASE)    NOTES       PRO FORMA
                                              --------------             ----       -------------------    -----       ---------
ASSETS
CURRENT ASSETS
 Cash and cash equivalents                                -               675                                               675
 Restricted cash                                                          100                                               100
 Related parties                                                          100              (100)            E                 -
 Other receivables and prepaid expenses                   -                 5                                                 5
                                               -------------             ----       -------------------                ---------
      Total current assets                                -               880              (100)                            780

NON-CURRENT ASSETS                                        -                30                                                30

FIXED ASSETS, NET                                         -                32                                                32

OTHER ASSETS, NET                                         -                 -                                                 -
                                               -------------             ----       -------------------                ---------
  Total assets                                            -               942              (100)                            842
                                               =============             ====       ===================                =========

LIABILITIES AND SHAREHOLDERS'
 EQUITY
CURRENT LIABILITIES
 Accounts payable                                         -               160               130             D               290
 Related parties                                        200               274              (100)            E               374
 Other payables                                           4                 -                                                 4
 Loan                                                     -             1,403                                             1,403
                                                      ----            ------                ----                         ------
       Total current liabilities                        204             1,837                30                           2,071

LONG-TERM LIABILITIES                                     -               179                                               179

SHAREHOLDERS' EQUITY:
Share capital                                        *)   -               118                12            A
                                                                                           (118)           A                 12
Additional paid-in capital                              606             1,555              (606)           B
                                                                                            118            A
                                                                                           (216)           C              1,457
Deferred stock compensation                               -              (222)                                             (222)
Deficit   accumulated  prior  to  development
Accumulated deficit                                    (458)           (2,525)              458            B
                                                                                           (130)           D             (2,655)
                                                       ----            ------               ----                         ------
                                                       (204)           (1,074)             (130)                         (1,408)
                                                       ----            ------               ----                         ------
 Total liabilities and shareholders' equity               -               942              (100)                            842
                                                       ====            ======               ====                         ======

(*) Less than 1

                             FORMULA FOOTWEAR, INC.
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION



UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2004 IN THOUSANDS OF U.S DOLLARS

                                                                                           PRO FORMA
                                                       FORMULA                            ADJUSTMENTS
                                                FOOTWEAR, INC.             VSUS       INCREASE (DECREASE)    NOTES      PRO FORMA
                                                --------------             ----       -------------------    -----      ---------


Revenues                                                        -                 8                                               8
Cost of revenues                                                -                15                                              15
                                                              ---               ---              ---                          -----
GROSS LOSS                                                      -                 7                                               7

Research and development expenses                               -                48                                              48
Selling and marketing expenses                                  -                57                                              57
General and administrative expenses                             1               185                                             186
Merger expenses                                               478               106              130           D                714
                                                              ---               ---              ---                          -----

OPERATING LOSS                                                479               403              130                          1,012
Financial expense, net                                         -                 59                                              59
                                                              ---               ---              ---                          -----
NET LOSS FOR THE PERIOD                                       479               462              130                          1,071
Loss per ordinary share
 Basic and diluted                                          (0.4)                                                            (0.09)
                                                            ====                                                             =====

                             FORMULA FOOTWEAR, INC.
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION



NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS AS OF MARCH 31, 2004

The pro forma Balance sheet assumes the transaction occurred as of March 31, 2004, and the pro forma Statement of Operations assumes the transaction occurred as of January 1, 2004. The pro forma adjustments reflecting this transaction are described below:

The acquisition of VSUS by Formula effected a change in control and was accounted for as a reverse acquisition whereby VSUS is the accounting acquirer for financial statements purposes.


NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENT


A.     Issuance of common stock of Formula.

B. To eliminate the additional paid-in-capital and the accumulated deficit of Formula.

C. Deduction from Additional paid-in-capital resulting from the reverse merger acquisition.

D.     Merger expenses consist of:
         $130,000 additional professional fees.

E.     Cancellation of inter-companies accounts.